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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: (Date of Earliest Event Reported):
July 6, 2015

ADVANCED MICRO DEVICES, INC. (Exact name of registrant as specified in its charter)
Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
One AMD Place
P.O. Box 3453
Sunnyvale, California 94088-3453
(Address of Principal Executive Offices)

(408) 749-4000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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Item 2.02    Results of Operations and Financial Condition.
Item 7.01    Regulation FD Disclosure.

The information in this report furnished pursuant to Items 2.02 and 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and such information shall not be deemed to be incorporated by reference into any of Advanced Micro Devices, Inc.’s (the “Company”) filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Attached hereto as Exhibit 99.1 is the text of the Company’s announcement regarding an update to guidance for the Company’s financial results for the second quarter of 2015 as presented in a press release of July 6, 2015.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished as part of this Form 8-K:

Exhibit No.	Description

99.1	Press release dated July 6, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MICRO DEVICES, INC.
By:	/s/ Devinder Kumar
Name: Devinder Kumar
Title: Senior Vice President, Chief Financial Officer and Treasurer
Date: July 6, 2015

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated July 6, 2015